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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



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                            FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                     October 1, 1998


                            No. 0-22423
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                      Commission File Number


                       HCB Bancshares, Inc.
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     (Exact name of registrant as specified in its charter)


        Oklahoma                              62-1670792
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(State of Incorporation)                   (I.R.S. Employer
                                          Identification No.)


  237 Jackson Street, Camden, Arkansas               71701
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(Address of Principal Executive Offices)           (Zip Code)


                           (870) 836-6841
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                   Registrant's Telephone Number,
                         Including Area Code
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Item 4. Changes in Registrant's Certifying Accountant.
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     In a Current Report on Form 8-K dated June 25, 1998, the
Registrant reported that the engagement of KPMG Peat Marwick LLP, Jackson, Mississippi, as its independent accountants was authorized and approved by the Registrant's Board of Directors on June 18, 1998. The Registrant further reported that at that time it intended to engage KPMG Peat Marwick LLP as its certified public accountants and that the engagement of KPMG Peat Marwick LLP was subject to negotiation and acceptance of appropriate terms of engagement by the respective parties. Subsequent to that time, the Registrant and KPMG Peat Marwick LLP were unable to reach an agreement, and KPMG Peat Marwick LLP was not engaged.

     Effective October 1, 1998, the Registrant engaged
Deloitte & Touche, LLP, Little Rock, Arkansas, as its independent accountants.

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                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized as of the date set forth below.

                           HCB BANCSHARES, INC.


Date: October 7, 1998      By: /s/ Vida H. Lampkin
                               ----------------------------
                               Vida H. Lampkin, President
                               (Duly Authorized Representative)